UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒                 Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Seattle Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Online Go to www.envisionreports.com/SGEN or scan the  QR code  — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 PM, Eastern Time, on May 14, 2020. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Seattle Genetics, Inc. Annual Shareholders Meeting to be Held on May 15, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage  you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/SGEN Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SGEN Step 2: Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. Step 4: Make your selections as instructed  on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 3, 2020 to facilitate timely delivery.

Shareholder Meeting Notice Seattle Genetics, Inc. Annual Meeting of Shareholders will be held on Friday, May 15, 2020 at 11:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees named for director and a vote FOR Proposals 2, 3 and 4. 1. Election of Class I Directors: 01 - David  W. Gryska 02 - John A. Orwin 03 - Alpna H. Seth 2. Approve, on an advisory basis, the compensation of Seattle Genetics’ named executive officers as disclosed in the accompanying proxy statement. 3. Approve the amendment and restatement of the Seattle Genetics, Inc. Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000  shares. 4. Ratify the appointment of PricewaterhouseCoopers LLP as Seattle Genetics’ independent registered public accounting firm for the fiscal year ending December 31, 2020. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the meeting location can be found at www.seattlegenetics.com.